UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2020

Otonomy, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36591	26-2590070
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4796 Executive Drive

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(619) 323-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OTIC	The NASDAQ Stock Market LLC (The NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 23, 2020, Otonomy, Inc. (the “Company”) held its annual meeting of stockholders. Of the 30,814,211 shares of common stock outstanding as of April 24, 2020, the record date for the meeting, 23,973,782 shares of common stock were represented at the meeting in person or by proxy, constituting 77.8% of the outstanding common stock entitled to vote. The matters voted upon at the meeting and the vote with respect to each such matter are set forth below:

(1)

Election of three Class III directors to hold office until the 2023 annual meeting of stockholders. Each of the following nominees was elected to serve as a Class III director, to hold office until the Company’s 2023 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified or his or her earlier resignation or removal.

Nominees	For	Withheld	Broker Non-Votes
Vickie Capps	11,032,780	7,179,180	5,761,822
Ciara Kennedy, Ph.D.	18,056,479	155,481	5,761,822
Iain McGill	10,356,256	7,855,704	5,761,822

(2)

Approval of, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved, on a non-binding advisory basis, based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
16,723,857	1,478,502	9,601	5,761,822

(3)

Approval of, on a non-binding advisory basis, the frequency of future non-binding stockholder advisory votes to approve the compensation paid to the Company’s named executive officers. A frequency of one year for future non-binding stockholder advisory votes to approve the compensation paid to the Company’s named executive officers was approved on a non-binding advisory basis, based on the following results of voting:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,673,970	42,336	1,476,009	19,645	5,761,822

Based on the results of the vote, and consistent with the recommendation of the Company’s Board of Directors, the Company has determined to hold a non-binding advisory vote regarding named executive officer compensation every one year until the next required non-binding advisory vote on the frequency of holding future votes regarding named executive officer compensation.

(4)

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
23,933,833	36,190	3,759	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTONOMY, INC.

Date: June 26, 2020	By:	/s/ Paul E. Cayer
Paul E. Cayer
Chief Financial and Business Officer